                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of July, 2001.


                                             /s/John F. Akers
                                             -----------------------------------
                                             John F. Akers
                                             Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of July, 2001.


                                             /s/John L. Clendenin
                                             -----------------------------------
                                             John L. Clendenin
                                             Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of July, 2001.

                                             /s/Leroy S. Close
                                             -----------------------------------
                                             Leroy S. Close
                                             Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of July, 2001.


                                             /s/Charles W. Coker
                                             -----------------------------------
                                             Charles W. Coker
                                             Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 2001.


                                             /s/William G. Kelley
                                             -----------------------------------
                                             William G. Kelley
                                             Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 2001.


                                             /s/John H. McArthur
                                             -----------------------------------
                                             John H. McArthur
                                             Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of July, 2001.


                                             /s/Aldo Papone
                                             -----------------------------------
                                             Aldo Papone
                                             Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 9th day of July, 2001.


                                             /s/Robin B. Smith
                                             -----------------------------------
                                             Robin B. Smith
                                             Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of July, 2001.


                                             /s/Sherwood H. Smith, Jr.
                                             -----------------------------------
                                             Sherwood H. Smith, Jr.
                                             Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, and Robert W. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 2000 Executive Deferred Compensation Plan and the Springs Industries, Inc. 2000 Deferred Compensation Plan for Certain Employees, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of July, 2001.


                                             /s/Stewart Turley
                                             -----------------------------------
                                             Stewart Turley
                                             Director